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JANUS ASPEN SERIES

STATEMENT OF ADDITIONAL INFORMATION
May 1, 1995





     GROWTH PORTFOLIO                   INTERNATIONAL GROWTH PORTFOLIO
     AGGRESSIVE GROWTH PORTFOLIO        BALANCED PORTFOLIO
     WORLDWIDE GROWTH PORTFOLIO         SHORT-TERM BOND PORTFOLIO



     This Statement of Additional Information pertains to the funds listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies (individually, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is managed separately by Janus Capital Corporation ("Janus Capital").

     Shares of the Portfolios may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans.

     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus dated May 1, 1995, which is incorporated by reference into this Statement of Additional Information and may be obtained from your insurance company. This Statement of Additional Information contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus.

                               JANUS ASPEN SERIES
                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

                                                                            Page
--------------------------------------------------------------------------------
Investment Policies, Restrictions and Techniques ..........................    3

  Investment Objectives ...................................................    3

  Portfolio Policies ......................................................    3

  Investment Restrictions Applicable to All Portfolios ....................    3

  Investment Policies Applicable to Certain Portfolios ....................    5

  Types of Securities and Investment Techniques ...........................    6

     Illiquid Securities ..................................................    6

     Zero Coupon, Pay-In-Kind and Step Coupon Securities ..................    6

     Pass-Through Securities ..............................................    6

     Municipal Obligations ................................................    7

     Other Income-Producing Securities ....................................    7

     Passive Foreign Investment Companies .................................    8

     Repurchase and Reverse Repurchase Agreements .........................    8

     High-Yield/High-Risk Bonds ...........................................    9

     Futures, Options and Other Derivative Instruments ....................    9

Investment Adviser ........................................................   17

Custodian, Transfer Agent and Certain Affiliations ........................   19

Portfolio Transactions and Brokerage ......................................   19

Officers and Trustees .....................................................   21

Shares of the Trust .......................................................   24

  Net Asset Value Determination ...........................................   24

  Purchases ...............................................................   24

  Redemptions .............................................................   24

Income Dividends, Capital Gains Distributions and Tax Status ..............   25

Principal Shareholders ....................................................   25

Miscellaneous Information .................................................   25

  Shares of the Trust .....................................................   26

  Voting Rights ...........................................................   26

  Independent Accountants .................................................   26

  Registration Statement ..................................................   26

Performance Information ...................................................   27

Financial Statements ......................................................   28
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INVESTMENT POLICIES, RESTRICTIONS AND TECHNIQUES

     Each Portfolio's investment objective is discussed in the Prospectus and summarized below. There is no assurance that the Portfolios will achieve their respective objectives. The investment objectives of the Portfolios are not fundamental and may be changed by the Trustees without shareholder approval.

INVESTMENT OBJECTIVES

     Growth Portfolio is a diversified fund that seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of issuers of any size. Generally, this Portfolio emphasizes issuers with larger market capitalizations.

     Aggressive Growth Portfolio is a nondiversified fund that seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks. The common stocks held by the Portfolio will normally have an average market capitalization between $1 billion and $5 billion.

     Worldwide Growth Portfolio is a diversified fund that seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic issuers of any size. Worldwide Growth Portfolio normally invests in issuers from at least five different countries including the United States.

     International Growth Portfolio is a diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers of any size. The Portfolio normally invests at least 65% of its total assets in issuers from at least five different countries excluding the United States.

     Balanced Portfolio is a diversified fund that seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in equity securities selected primarily for growth potential and 40-60% of its assets in fixed-income securities.

     Short-Term Bond Portfolio is a diversified fund that seeks as high a level of current income as is consistent with the preservation of capital by investing primarily in short- and intermediate-term fixed-income securities. It will normally maintain an average-weighted maturity not to exceed three years.

PORTFOLIO POLICIES

     The Prospectus discusses the types of securities in which the Portfolios will invest, policies of the Portfolios and the investment techniques of the Portfolios. The Prospectus includes a discussion of portfolio turnover rates. The following table summarizes the portfolio turnover rates (total purchases or sales, whichever is less, compared to average monthly value of portfolio securities) for the fiscal periods indicated. The information below is for fiscal years ended December 31.

     Portfolio Name                                        1994         1993(1)*
     ---------------------------------------------------------------------------
     Growth Portfolio                                      169%             162%
     Aggressive Growth Portfolio                           259%              31%
     Worldwide Growth Portfolio                            217%              57%
     International Growth Portfolio                        275%(2)*         N/A
     Balanced Portfolio                                    158%             126%
     Short-Term Bond Portfolio                             256%              91%
     ---------------------------------------------------------------------------
*    Annualized for periods of less than one year.
(1)  September 13, 1993 (inception) to December 31, 1993.
(2)  May 2, 1994 (inception) to December 31, 1994.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

     As indicated in the Prospectus, the Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio if a matter affects just that Portfolio), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio) are present or represented by proxy. As fundamental policies, the Portfolios may not:


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     (1) Own  more  than 10% of the  outstanding  voting  securities  of any one issuer and, as to fifty percent (50%) of the value of the total assets of Aggressive Growth Portfolio and as to seventy-five percent (75%) of the value of the total assets of the other Portfolios, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of a Portfolio in the securities of such issuer exceeds 5% of the value of such Portfolio's total assets. With respect to the other 50% of the value of its total assets, Aggressive Growth Portfolio may invest in the securities of as few as two issuers.

     (2) Invest more than 25% of the value of their respective assets in any particular industry (other than U.S. government securities).

     (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

     (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolios from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (5) Lend any security or make any other loan if, as a result, more than 25% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

     As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

     The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

     (a) A Portfolio's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of a Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities shall be deemed to be without value for the purpose of monitoring this policy.

     (b) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions of that Portfolio would exceed the market value of its total assets.

     (c) The Portfolios do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     (d) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     (e) The Portfolios do not currently intend to (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as


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

a result of a reorganization, consolidation, or merger. If a Portfolio invests in a money market fund, Janus Capital will reduce its advisory fee by the amount of any investment advisory and administrative services fees paid to the investment manager of the money market fund.

     (f) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     (g) The Portfolios do not intend to purchase securities of any issuer (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the cost of a Portfolio's investments in all such issuers to exceed 5% of that Portfolio's total assets taken at market value at the time of such purchase.

     (h) The Portfolios do not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolios may own debt or equity securities of companies engaged in those businesses.

     (i) The Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     (j) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     (k) The Portfolios may not invest in companies for the purpose of exercising control of management.

     For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P., provided that financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry). To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission ("SEC").

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

     Balanced Portfolio. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

     Short-Term Bond Portfolio. As an operational policy, this Portfolio will not invest in any debt security that, at the time of purchase, causes its portfolio of debt securities to have a dollar-weighted average, then remaining term to maturity of three years or more. The portfolio manager will consider the estimated prepayment date of mortgage-backed securities in computing the portfolio's maturity.


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

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

ILLIQUID SECURITIES

     Each Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that are not readily marketable). The Trustees of the Portfolios have authorized Janus Capital to make liquidity determinations with respect to its securities, including Rule 144A Securities, commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

     Each Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

     Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES

     The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA,


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regardless  of whether or not the  mortgagor  actually  makes the payment.  GNMA
Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

MUNICIPAL OBLIGATIONS

     The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

OTHER INCOME-PRODUCING SECURITIES

     Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:


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

     Variable and floating rate obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby commitments. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

     Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolios will not invest more than 5% of their respective assets in inverse floaters.

     The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Portfolios may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. In addition to bearing their proportionate share of a Portfolio's expenses, shareholders will also indirectly bear similar expenses of such funds. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long a Portfolio holds its investment. In addition, a Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

     In accordance with tax regulations, the Portfolios intend to treat these securities as sold on the last day of a Portfolio's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which a Portfolio will be required to distribute even though it has not sold the security and received cash to pay such distributions.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid securities. While it does not presently appear possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. In addition, the Portfolios currently intend to invest primarily in repurchase agreements collateralized by U.S. government securities whose value equals at least 102% of the repurchase agreement, marked-to-market daily.

     A Portfolio may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

HIGH-YIELD/HIGH-RISK BONDS

     Each of the Portfolios may invest up to 35% of their net assets in corporate debt securities that are rated below investment grade (securities rated BB or lower by Standard & Poor's Corporation ("Standard & Poor's") or Ba or lower by Moody's Investors Services, Inc. ("Moody's")). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

     Each Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit of each Portfolio unless its manager deems such securities to be the equivalent of investment grade securities.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

     Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

     The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

     Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in high-grade liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

     A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of high-grade liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

     If a Portfolio owns Treasury bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

     Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

     Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

     The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

     The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

     These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or high-grade liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or high-grade liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

     While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

     Options on Foreign Currencies. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

     Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

     The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or high-grade liquid assets in a segregated account with the Portfolios' custodian.

     The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or high-grade liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     Options on Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

     A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or high-grade liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or
(ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

     The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or high-grade liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.
Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

     A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

     An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

     The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

     A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

     Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

     Swaps and Swap-Related Products. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

     There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

     Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

     Options  on  foreign   currencies   traded  on  Exchanges  are  within  the
jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER

     As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital, and pay all expenses of promoting the sale of Portfolio shares other than the cost of complying with applicable laws relating to the offer or sale of shares of the Portfolios. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios.

     The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not affiliated with Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

     Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio, International Growth Portfolio and Balanced Portfolio have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 1% of the first $30,000,000 of the average daily net assets of each Portfolio, .75% of the next $270,000,000 of the average daily net assets of each Portfolio, .70% of the next $200,000,000 of the average daily net assets of each Portfolio and .65% of the average daily net assets of each Portfolio in excess of $500,000,000. The advisory fee will be calculated and payable daily. Janus Capital has agreed to cap the advisory fee of Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio, International Growth Portfolio and Balanced Portfolio at the effective rate of Janus Fund, Janus Enterprise Fund, Janus Worldwide Fund, Janus Overseas Fund and Janus Balanced Fund (the "retail funds"), respectively. The effective rate of each retail fund is the advisory fee calculated by such fund on the last day of each calendar quarter. If the assets of the corresponding retail fund exceed the assets of a Portfolio as of the last day of any calendar quarter, then the advisory fee payable by that Portfolio for the following calendar quarter will be a flat rate equal to such effective rate. The effective rate (annualized) of Janus Fund, Janus Enterprise Fund, Janus Worldwide Fund, Janus Overseas Fund and Janus Balanced Fund were 0.65%, 0.75%, 0.68%, 0.86% and 0.82%, respectively, for the quarter ended March 31, 1995.

     In addition, Janus Capital has agreed to reimburse Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio, International Growth Portfolio and Balanced Portfolio by the amount, if any, that such Portfolio's normal operating expenses chargeable to its income account in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 2.50% of the first $30,000,000 of average daily net assets, plus 2.00% of the next $70,000,000 of average daily net assets, plus 1.50% of the balance of the average daily net assets of each Portfolio for a fiscal year. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation.

     Short-Term Bond Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of .65% of the first $300,000,000 of the average daily net assets of the Portfolio, plus .55% of the average daily net assets of the Portfolio in excess of $300,000,000. The fee is calculated and payable daily. Janus Capital has agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses chargeable to its income account in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed .65% of the Portfolio's average daily net assets for a fiscal year. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation.

     The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the periods indicated. The information below is for fiscal years ended December 31.

                                         Period Ended 12/31/94             Period Ended 12/31/93(1)
Portfolio Name                     Advisory Fees     Amount Waived    Advisory Fees     Amount Waived
-----------------------------------------------------------------------------------------------------
Growth Portfolio                     $173,369             --              $6,304         $6,304(2)
Aggressive Growth Portfolio          $109,603             --              $2,573         $2,573(2)
Worldwide Growth Portfolio           $157,194             --              $4,834         $4,834(2)
International Growth Portfolio       $  9,008(3)       $ 9,008(2)(3)         N/A            N/A
Balanced Portfolio                   $ 19,489             --              $1,351         $1,351(2)
Short-Term Bond Portfolio            $ 11,530(2)       $11,530(2)         $  965         $  965(2)
-----------------------------------------------------------------------------------------------------

(1)  September 13, 1993 (inception) to December 31, 1993.
(2)  Fee waiver by Janus Capital exceeded the advisory fee.
(3)  May 2, 1994 (inception) to December 31, 1994.

     The current Advisory Agreement for International Growth Portfolio became effective on February 10, 1994. The current Advisory Agreements for the other Portfolios became effective on June 16, 1993. Each Advisory Agreement will continue in effect until June 16, 1995, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Portfolios. Each Advisory Agreement i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including the Trustees who are not interested persons of that Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account.

     Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

     As indicated in the Prospectus, Janus Capital permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a Janus Capital policy regarding personal investing by directors, officers and employees of Janus Capital and the Portfolios. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Portfolios and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Portfolios to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

     Investors Fiduciary Trust Company ("IFTC"), 127 W. 10th Street, Kansas City, Missouri 64105, as custodian, and United Missouri Bank of Kansas City, N.A., Tenth and Grand Streets, Kansas City, Missouri 64105, as subcustodian, have custody of the securities and cash of the Portfolios maintained in the United States. State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, Massachusetts 02101, and the foreign subcustodians selected by it and approved by the Trustees, have custody of the assets of the Portfolios held outside the U.S. and cash incidental thereto. State Street may also have custody of certain domestic and foreign securities held in connection with repurchase agreements. The custodians and subcustodians hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Service is not compensated for its services, except for out-of-pocket costs.

     The Portfolios pay DST Systems, Inc. ("DST") license fees for the use of DST's fund accounting systems.

     The Portfolios paid the following fees, net of credits, for the year ended December 31, 1994:

                                                            Fees and Expenses
Portfolio Name                          Fees to IFTC*            to DST
--------------------------------------------------------------------------------
Growth Portfolio                           $4,903                $ 9,668
Aggressive Growth Portfolio                $2,329                $ 5,217
Worldwide Growth Portfolio                 $7,648                $10,465
International Growth Portfolio(1)          $2,239                $ 1,784
Balanced Portfolio                         $  767                $ 3,260
Short-Term Bond Portfolio                  $    0                $ 3,306
--------------------------------------------------------------------------------
(1)  May 2, 1994 (inception) to December 31, 1994.
* For the period ended December 31, 1994, there was a degree of common ownership among the Portfolios and IFTC. Accordingly, IFTC may have been considered an affiliate of the Portfolios during that period.

     The Trustees have authorized the Portfolios to use another affiliate of DST as introducing broker for certain Portfolio transactions as a means to reduce Portfolio expenses through a credit against the charges of DST and its affiliates with regard to commissions earned by such affiliate. DST charges shown above are net of such credits. See "Portfolio Transactions and Brokerage."

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Portfolios and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Advisory Agreements specifically provide that in placing portfolio transactions for the Portfolios, Janus Capital may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Exchange Act. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

     In  selecting  brokers and dealers and in  negotiating  commissions,  Janus
Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

     Most brokers and dealers used by Janus Capital provide research and other services described above. For the year ended December 31, 1994, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below:

Portfolio Name                             Commissions      Transactions     % of Total Transactions
----------------------------------------------------------------------------------------------------
Growth Portfolio                             $29,983        $17,949,372               22.7%
Aggressive Growth Portfolio                  $33,846        $17,436,120               22.5%
Worldwide Growth Portfolio                   $ 7,463        $ 3,569,460                3.8%
International Growth Portfolio(1)            $   432        $   167,653                3.4%
Balanced Portfolio                           $ 1,627        $   913,868               15.8%
----------------------------------------------------------------------------------------------------

(1)  May 2, 1994 (inception) to October 31, 1994.

     Janus Capital may use research products and services in servicing other accounts in addition to the Portfolios. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Portfolios. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

     The Advisory Agreements also authorize Janus Capital to consider sales of Portfolio shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

     The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.

     The following table lists the total amount of brokerage commissions paid by each Portfolio for the periods indicated:

                                          For the Fiscal Year   For the Period
Portfolio Name                               Ended 12/31/94    Ended 12/31/93(1)
--------------------------------------------------------------------------------
Growth Portfolio                                  $85,851            $5,847
Aggressive Growth Portfolio                       $86,296            $1,552
Worldwide Growth Portfolio                        $33,299            $1,232
International Growth Portfolio                    $   987(2)            N/A
Balanced Portfolio                                $ 4,171            $  507
--------------------------------------------------------------------------------
(1)  September 13, 1993 (inception) to December 31, 1993.
(2)  May 2, 1994 (inception) to December 31, 1994.

     Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:

                                  Commission                                                          Commission Paid
                                 Paid Through                                                           through DSTS
                                 DSTS for the                                                          for the Period   Reduction of
                                 Period Ended      Reduction of        % of Total        % of Total        Ended        Expenses for
Portfolio Name                     12/31/94*         Expenses*        Commissions+      Transactions+    12/31/93*(1)   that Period*
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                    $2,466            $1,850               2.9%            1.9%            $ 24              $ 18
Aggressive Growth Portfolio         $2,775            $2,081               3.2%            2.1%             N/A               N/A
Worldwide Growth Portfolio          $  201            $  151               0.6%            0.1%             N/A               N/A
Balanced Portfolio                  $   77            $   57               1.8%            0.9%            $ 12              $  9
------------------------------------------------------------------------------------------------------------------------------------

* The difference between commissions paid to DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
+ Differences in the percentage of total commissions versus the percentage of total transactions are due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.
(1)  September 13, 1993 (inception) to December 31, 1993.
NOTE:International Growth Portfolio did not execute trades with DSTS during the periods indicated.

     As of December 31, 1994, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

Portfolio Name                Name of Broker-Dealer    Value of Securities Owned
--------------------------------------------------------------------------------
Growth Portfolio              Schwab (Charles) Corp.             $165,656
Short-Term Bond Portfolio     Smith Barney Holdings, Inc.        $ 47,750
Short-Term Bond Portfolio     The Travelers Inc.                 $ 99,000
--------------------------------------------------------------------------------


OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey*# - Trustee, Chairman and President
     100 Fillmore Street, Suite 300
     Denver, CO 80206-4923
     Trustee, Chairman and President of Janus Investment Fund . Chairman and President of Janus Capital. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").

Jack R. Thompson*# - Trustee and Senior Vice President
     100 Fillmore Street, Suite 300
     Denver, CO 80206-4923
     Trustee and Senior Vice President of Janus Investment Fund . Executive Vice President and Director of Janus Capital. President and Director of Janus Service and Janus Distributors. Director of IDEX. Prior to 1990, Secretary and Treasurer of Janus Investment Fund, Janus Income Series, Janus Twenty Fund, Inc. and Janus Venture Fund, Inc.


--------------------------------------------------------------------------------
*    Interested person of the Trust and of Janus Capital.
#    Member of the Executive Committee.
+ Includes comparable office with various Janus funds that were reorganized into Janus Investment Fund on August 7, 1992.

James P. Craig* - Executive Vice President
     100 Fillmore Street, Suite 300
     Denver, CO 80206-4923
     Executive Vice President and Portfolio Manager of Janus Investment Fund . Vice President of Janus Capital.

James P. Goff* - Executive Vice President
     100 Fillmore Street, Suite 300
     Denver, CO 80206-4923
     Executive Vice President and Portfolio Manager of Janus Investment Fund . Vice President of Janus Capital. Formerly, securities analyst at Janus Capital (1988 to 1992).

Warren B. Lammert* - Executive Vice President
     100 Fillmore Street, Suite 300
     Denver, CO 80206-4923
     Executive Vice President and Portfolio Manager of Janus Investment Fund. Formerly, securities analyst at Janus Capital (1990 to 1992 and 1987 to 1988) and student (1988 to 1989).

Ronald V. Speaker* - Executive Vice President
     100 Fillmore Street, Suite 300
     Denver, CO 80206-4923
     Executive Vice President and Portfolio Manager of Janus Investment Fund . Vice President of Janus Capital. Formerly, securities analyst and research associate at Janus Capital (1986 to 1992).

Helen Young Hayes* - Executive Vice President
     100 Fillmore Street, Suite 300
     Denver, CO 80206-4923
     Executive Vice President and Portfolio Manager of Janus Investment Fund. Vice President of Janus Capital. Formerly (1987 to 1993), securities analyst at Janus Capital.

David C. Tucker* - Vice President and General Counsel
     100 Fillmore Street, Suite 300
     Denver, CO 80206-4923
     Vice President and General Counsel of Janus Investment Fund . Vice President, Secretary and General Counsel of Janus Capital. Vice President, General Counsel and Director of Janus Service and Janus Distributors. Formerly (1984 to 1990), with the law firm of Watson, Ess, Marshall and Enggas, Kansas City, Missouri.

Steven R. Goodbarn* - Treasurer and Chief Financial Officer
     100 Fillmore Street, Suite 300
     Denver, CO 80206-4923
     Treasurer and Chief Financial Officer of Janus Investment Fund , Janus Capital, Janus Service and Janus Distributors. Formerly (1979 to 1992), with the accounting firm of Price Waterhouse, Denver, Colorado, and Kansas City, Missouri.

Deborah E. Bielicke* - Assistant Secretary
     100 Fillmore Street, Suite 300
     Denver, CO 80206-4923
     Assistant Vice President and Assistant Secretary of Janus Investment Fund. Associate Counsel of Janus Capital. Formerly (1990 to 1992), with the law firm of Watson, Ess, Marshall and Enggas, Kansas City, Missouri.

John W. Shepardson# - Trustee
     910 16th Street, Suite 222
     Denver, CO 80202
     Trustee of Janus Investment Fund . Historian. Formerly (1985 to 1990), President of Royalston Corporation, Denver, Colorado (oil and gas and real estate investments).


--------------------------------------------------------------------------------
*    Interested person of the Trust and of Janus Capital.
#    Member of the Executive Committee.
+ Includes comparable office with various Janus funds that were reorganized into Janus Investment Fund on August 7, 1992.

William D. Stewart# - Trustee
     5330 Sterling Drive
     Boulder, CO 80302
     Trustee of Janus Investment Fund . President of HPS Corporation, Boulder, Colorado (manufacturer of vacuum fittings and valves).

Gary O. Loo - Trustee
     102 N. Cascade, Suite 500
     Colorado Springs, CO 80903
     Trustee of Janus Investment Fund . President and a Director of High Valley Group, Inc., Colorado Springs, Colorado (investments) since 1987.

Dennis B. Mullen - Trustee
     1601 114th Avenue, SE
     Alderwood Building, Suite 130
     Bellevue, WA 98004
     Trustee of Janus Investment Fund . President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain). Formerly (1982 to 1993), Chairman, President and Chief Executive Officer of Famous Restaurants, Inc., Scottsdale, Arizona (restaurant chain).

Martin H. Waldinger - Trustee
     4940 Sandshore Court
     San Diego, CA 92130
     Trustee of Janus Investment Fund . Private Consultant and Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company) and (1984 to 1989) President of Martin Business Investments Inc., Los Gatos, California (business brokers).

     The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Executive Committee of the Trustees shall have and may exercise all the powers and authority of the Board except for matters requiring action by the whole Board pursuant to the Trust's Bylaws or Trust Instrument, Delaware law or the 1940 Act.

     The following table shows the aggregate compensation paid to each Trustee by the Portfolios and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive pension or retirement benefits from the Portfolios or the Janus Funds.

                               Aggregate Compensation       Total Compensation
                               from the Portfolios for     from the Janus Funds
                                   fiscal year ended     for calendar year ended
Name of Person, Position           December 31, 1994          December 31, 1994
--------------------------------------------------------------------------------
Thomas H. Bailey, Chairman*              $ 0                         $     0
Jack R. Thompson, Trustee*               $ 0                         $     0
John W. Shepardson, Trustee              $50                         $39,200
William D. Stewart, Trustee              $50                         $39,200
Gary O. Loo, Trustee                     $50                         $39,200
Dennis B. Mullen, Trustee                $50                         $39,200
Martin H. Waldinger, Trustee             $50                         $39,200
--------------------------------------------------------------------------------
* An interested person of the Portfolio and of Janus Capital.


--------------------------------------------------------------------------------
*    Interested person of the Trust and of Janus Capital.
#    Member of the Executive Committee.
+ Includes comparable office with various Janus funds that were reorganized into Janus Investment Fund on August 7, 1992.

SHARES OF THE TRUST

NET ASSET VALUE DETERMINATION

     As stated in the Prospectus, the net asset value ("NAV") of Portfolio shares is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of Portfolio shares is not determined on days the NYSE is closed (generally, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

PURCHASES

     Shares of the Portfolios can be purchased only by i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and ii) certain qualified retirement plans. Shares of the Portfolios are purchased at the NAV per share as determined at the close of the regular trading session NYSE next occurring after a purchase order is received and accepted by Portfolio or its authorized agent. The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

REDEMPTIONS

     Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion.

     However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Portfolios to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

     It is a policy of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains, if any, in June and December of each year. The distribution schedule for each Portfolio is set forth in the Prospectus. It is also a policy of the Portfolios to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

     All income dividends and capital gains distributions, if any, on a Portfolio's shares are reinvested automatically in additional shares of that Portfolio at the NAV determined on the first business day following the record date.

     Foreign securities such as those purchased by the Portfolios may be subject to foreign government taxes which could reduce the yield on such securities. The Portfolios do not intend to make the election permitted under section 853 of the Code. As a result, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce its investment company taxable income.

     Because shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS

     The officers and Trustees of the Portfolios cannot directly own shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies. As a result, such officers and Trustees as a group own less than 1% of the outstanding shares of each Portfolio. As of January 31, 1995, all of the outstanding shares of the Portfolios were owned by certain insurance company separate accounts and by Janus Capital, which provided seed capital for the Portfolios. The percentage ownership of each entity is as follows:

                                                                      Record Owners as of January 31, 1995

                                                                  American         Life of       Lincoln       Western       Janus
Portfolio Name                                         Aetna       Skandia        Virginia       Benefit       Reserve       Capital
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                           *             *          81.65%            *         10.81%           N/A
Aggressive Growth Portfolio                            40.50%            *          45.90%            *         10.30%           N/A
Worldwide Growth Portfolio                                 *             *          76.45%            *         17.43%           N/A
International Growth Portfolio                           N/A           N/A            N/A           N/A         68.15%        31.82%
Balanced Portfolio                                         *          6.84%           N/A         20.94%        68.30%           N/A
Short-Term Bond Portfolio                                  *         20.32%           N/A           N/A         77.11%           N/A
------------------------------------------------------------------------------------------------------------------------------------

*    Insurance company owned less than 5%.

     The shares held by the separate accounts of each insurance company, including shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners.

MISCELLANEOUS INFORMATION

     The Trust is an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust, which was created on May 20, 1993. The Trust Instrument permits the Trustees to issue an unlimited number of shares of beneficial interest from an unlimited number of series of shares. Currently, the Trust is offering eight series of shares, known as "Portfolios." Additional series may be created from time to time.

SHARES OF THE TRUST

     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. All shares of a Portfolio participate equally in dividends and other distributions by such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

VOTING RIGHTS

     A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

     The Portfolios' Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers. In approving the use of a single combined prospectus, the Trustees considered the possibility that one Portfolio might be liable for misstatements in the Prospectus regarding information concerning another Portfolio.

     The present Trustees of the Trust were elected by the initial trustee of the Trust on May 25, 1993, and were approved by the initial shareholder on May 25, 1993. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

     Each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series of the Trust will vote separately only with respect to those matters that affect only that series.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2600, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

     The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION

     The  Prospectus   contains  a  brief  description  of  how  performance  is
calculated.

     Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The average annual total return of each Portfolio, computed as of December 31, 1994, is shown in the table below.

                                                                 Average Annual Total Return
                                   Date      Number of   ----------------------------------------
                                 Available   Months in                 Five     Ten      Life of
Portfolio Name                    for Sale   Lifetime    One Year     Years    Years    Portfolio
-------------------------------------------------------------------------------------------------
Growth Portfolio                  9/13/93       15.5      2.76%        N/A      N/A        4.89%
Aggressive Growth Portfolio       9/13/93       15.5     16.33%        N/A      N/A       27.84%
Worldwide Growth Portfolio        9/13/93       15.5      1.53%        N/A      N/A       15.85%
International Growth Portfolio    5/2/94           8       N/A         N/A      N/A       (2.80%)*
Balanced Portfolio                9/13/93       15.5      0.84%        N/A      N/A        6.22%
Short-Term Bond Portfolio         9/13/93       15.5      0.92%        N/A      N/A        0.95%
-------------------------------------------------------------------------------------------------

* Total return for the period from the Portfolio's inception (May 2, 1994).

     Quotations of a Portfolio's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                           YIELD = 2 [(a-b + 1)6 - 1]
                                       cd

     where     a =  dividend and interest income
               b =  expenses accrued for the period
               c = average daily number of shares outstanding during the period that were entitled to receive dividends
               d = maximum net asset value per share on the last day of the period

     The yield for the 30-day period ending December 31, 1994, for the Short-Term Bond Portfolio was 6.49%.

     From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc., Ibbotson Associates, Micropal or Morningstar or by publications of general interest such as Forbes or Money. The Portfolios may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Intermediate Government Bond Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Growth Portfolio and International Growth Portfolio may also compare their performance to the record of global market indicators, such as the Morgan Stanley International World Index or Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

FINANCIAL STATEMENTS

     The following audited financial statements for the period ended December 31, 1994 are hereby incorporated into this Statement of Additional Information by reference to the Portfolios' Annual Report dated December 31, 1994. A copy of such report accompanies this Statement of Additional Information.

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT:

     Schedules of Investments as of December 31, 1994
     Statements of Operations for the period ended December 31, 1994
     Statements of Assets and Liabilities as of December 31, 1994
     Statements of Changes in Net Assets for the periods ended December 31, 1994 and 1993
     Financial Highlights for each of the periods indicated
     Notes to Financial Statements
     Report of Independent Accountants

     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this Statement of Additional Information and are not part of the Registration Statement.